                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


I.    RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                                                501,360.17
        Available Funds:
             Contract Payments due and received in this period                                                          4,564,068.04
             Contract Payments due in prior period(s) and received in this period                                         254,114.00
             Contract Payments received in this period for next period                                                    250,039.07
             Sales, Use and Property Tax, Maintenance, Late Charges                                                       129,500.22
             Prepayment Amounts related to early termination in this period                                             1,633,281.82
             Servicer Advance                                                                                             461,583.90
             Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
             Transfer from Reserve Account                                                                                  9,038.53
             Interest earned on Collection Account                                                                         16,121.62
             Interest earned on Affiliated Account                                                                          1,229.98
             Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                        0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01
                 (Substituted contract < Predecessor contract)                                                                  0.00
             Amounts paid under insurance policies                                                                              0.00
             Any other amounts                                                                                                  0.00

                                                                                                                     ---------------
        Total Available Funds                                                                                           7,820,337.35
        Less: Amounts to be Retained in Collection Account                                                                588,263.89
                                                                                                                     ---------------
        AMOUNT TO BE DISTRIBUTED                                                                                        7,232,073.46
                                                                                                                     ===============


        DISTRIBUTION OF FUNDS:
             1.  To Trustee - Fees                                                                                              0.00
             2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               254,114.00
             3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                                                          0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                                      0.00
                    a) Class A3 Principal (distributed after A2 Note matures) and Interest                              4,949,636.43
                    a) Class A4 Principal (distributed after A3 Note matures) and Interest                                595,956.85
                    b) Class B Principal and Interest                                                                      95,011.02
                    c) Class C Principal and Interest                                                                     190,805.20
                    d) Class D Principal and Interest                                                                     129,456.53
                    e) Class E Principal and Interest                                                                     171,319.30

             4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                        0.00
             5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                        466,102.37
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                       158,008.27
                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)               9,038.53
             6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts               146,851.82
             7.  To Servicer, Servicing Fee and other Servicing Compensations                                              65,773.14
                                                                                                                     ---------------
        TOTAL FUNDS DISTRIBUTED                                                                                         7,232,073.46
                                                                                                                     ===============

                                                                                                                     ---------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}        588,263.89
                                                                                                                     ===============

II.   RESERVE ACCOUNT

        Beginning Balance                                                                                            $  2,702,437.25
                - Add Investment Earnings                                                                                   9,038.53
                - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                0.00
                - Less Distribution to Certificate Account                                                                  9,038.53
                                                                                                                     ---------------
        End of period balance                                                                                        $  2,702,437.25
                                                                                                                     ===============
        Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
        (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                   $  2,702,437.25
                                                                                                                     ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


III.  CLASS A NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class A Notes
                         Pool A                                                                    123,472,731.45
                         Pool B                                                                     30,874,430.62
                                                                                                  ---------------
                                                                                                                      154,347,162.07
        Class A Overdue Interest, if any                                                                     0.00
        Class A Monthly Interest - Pool A                                                              728,517.85
        Class A Monthly Interest - Pool B                                                              182,166.32

        Class A Overdue Principal, if any                                                                    0.00
        Class A Monthly Principal - Pool A                                                           3,696,335.28
        Class A Monthly Principal - Pool B                                                             938,573.83
                                                                                                  ---------------
                                                                                                                        4,634,909.11
        Ending Principal Balance of the Class A Notes
                         Pool A                                                                    119,776,396.17
                         Pool B                                                                     29,935,856.79
                                                                                                  ---------------
                                                                                                                    ----------------
                                                                                                                      149,712,252.96
                                                                                                                    ================

        --------------------------------------------------------------------------------
        Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
        Original Face $237,814,000      Original Face $237,814,000      Balance Factor
        $  3.829397                     $ 19.489639                           62.953507%
        --------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class A Notes
                         Class A1                                                                            0.00
                         Class A2                                                                            0.00
                         Class A3                                                                   55,296,162.07
                         Class A4                                                                   99,051,000.00

                                                                                                  ---------------

        Class A Monthly Interest                                                                                      154,347,162.07
                         Class A1 (Actual Number Days/360)                                                   0.00
                         Class A2                                                                            0.00
                         Class A3                                                                      314,727.32
                         Class A4                                                                      595,956.85

                                                                                                  ---------------

        Class A Monthly Principal
                         Class A1                                                                            0.00
                         Class A2                                                                            0.00
                         Class A3                                                                    4,634,909.11
                         Class A4                                                                            0.00

                                                                                                  ---------------
                                                                                                                        4,634,909.11
        Ending Principal Balance of the Class A Notes
                         Class A1                                                                            0.00
                         Class A2                                                                            0.00
                         Class A3                                                                   50,661,252.96
                         Class A4                                                                   99,051,000.00

                                                                                                  ---------------
                                                                                                                    ----------------
                                                                                                                      149,712,252.96
                                                                                                                    ================

        Class A3

        ------------------------------------------------------------------------------
        Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
        Original Face $65,098,000      Original Face $65,098,000      Balance Factor
        $  4.834670                    $ 71.198948                          77.823056%
        ------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


V.    CLASS B NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class B Notes
                         Pool A                                                                      2,104,923.96
                         Pool B                                                                        526,345.85
                                                                                                  ---------------
                                                                                                                        2,631,269.81

        Class B Overdue Interest, if any                                                                     0.00
        Class B Monthly Interest - Pool A                                                               12,804.95
        Class B Monthly Interest - Pool B                                                                3,201.94
        Class B Overdue Principal, if any                                                                    0.00
        Class B Monthly Principal - Pool A                                                              63,005.71
        Class B Monthly Principal - Pool B                                                              15,998.42
                                                                                                  ---------------
                                                                                                                           79,004.13
        Ending Principal Balance of the Class B Notes
                         Pool A                                                                      2,041,918.25
                         Pool B                                                                        510,347.43
                                                                                                  ---------------
                                                                                                                    ----------------
                                                                                                                        2,552,265.68
                                                                                                                    ================

        -----------------------------------------------------------------------------
        Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
        Original Face $4,054,000      Original Face $4,054,000       Balance Factor
        $  3.948419                   $ 19.487945                          62.956726%
        -----------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class C Notes
                         Pool A                                                                      4,209,066.90
                         Pool B                                                                      1,052,472.71
                                                                                                  ---------------
                                                                                                                        5,261,539.61

        Class C Overdue Interest, if any                                                                     0.00
        Class C Monthly Interest - Pool A                                                               26,236.52
        Class C Monthly Interest - Pool B                                                                6,560.41
        Class C Overdue Principal, if any                                                                    0.00
        Class C Monthly Principal - Pool A                                                             126,011.43
        Class C Monthly Principal - Pool B                                                              31,996.84
                                                                                                  ---------------
                                                                                                                          158,008.27
        Ending Principal Balance of the Class C Notes
                         Pool A                                                                      4,083,055.47
                         Pool B                                                                      1,020,475.87
                                                                                                  ---------------
                                                                                                                    ----------------
                                                                                                                        5,103,531.34
                                                                                                                    ================

        -----------------------------------------------------------------------------
        Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
        Original Face $8,107,000      Original Face $8,107,000       Balance Factor
        $  4.045508                   $ 19.490350                          62.952157%
        -----------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


VII.  CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                         Pool A                                                                      2,806,304.92
                         Pool B                                                                        701,721.48
                                                                                                  ---------------
                                                                                                                        3,508,026.40

        Class D Overdue Interest, if any                                                                     0.00
        Class D Monthly Interest - Pool A                                                               19,293.35
        Class D Monthly Interest - Pool B                                                                4,824.34
        Class D Overdue Principal, if any                                                                    0.00
        Class D Monthly Principal - Pool A                                                              84,007.62
        Class D Monthly Principal - Pool B                                                              21,331.22
                                                                                                  ---------------
                                                                                                                          105,338.84
        Ending Principal Balance of the Class D Notes
                         Pool A                                                                      2,722,297.30
                         Pool B                                                                        680,390.26
                                                                                                  ---------------
                                                                                                                    ----------------
                                                                                                                        3,402,687.56
                                                                                                                    ================

        -----------------------------------------------------------------------------
        Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
        Original Face $5,405,000      Original Face $5,405,000       Balance Factor
        $  4.462107                   $ 19.489147                          62.954441%
        -----------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class E Notes
                         Pool A                                                                      3,507,685.95
                         Pool B                                                                        877,097.08
                                                                                                  ---------------
                                                                                                                        4,384,783.03

        Class E Overdue Interest, if any                                                                     0.00
        Class E Monthly Interest - Pool A                                                               31,715.33
        Class E Monthly Interest - Pool B                                                                7,930.42
        Class E Overdue Principal, if any                                                                    0.00
        Class E Monthly Principal - Pool A                                                             105,009.52
        Class E Monthly Principal - Pool B                                                              26,664.03
                                                                                                  ---------------
                                                                                                                          131,673.55
        Ending Principal Balance of the Class E Notes
                         Pool A                                                                      3,402,676.43
                         Pool B                                                                        850,433.05
                                                                                                  ---------------
                                                                                                                     ---------------
                                                                                                                        4,253,109.48
                                                                                                                     ===============

        -----------------------------------------------------------------------------
        Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
        Original Face $6,756,000      Original Face $6,756,000       Balance Factor
        $  5.868228                   $ 19.489868                          62.953071%
        -----------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                         Pool A                                                                      4,209,632.90
                         Pool B                                                                      1,052,631.41
                                                                                                  ---------------
                                                                                                                        5,262,264.31

        Residual Interest - Pool A                                                                     456,065.44
        Residual Interest - Pool B                                                                      10,036.93
        Residual Principal - Pool A                                                                    126,011.43
        Residual Principal - Pool B                                                                     31,996.84
                                                                                                  ---------------
                                                                                                                          158,008.27
        Ending Residual Principal Balance
                         Pool A                                                                      4,083,621.47
                         Pool B                                                                      1,020,634.57
                                                                                                  ---------------
                                                                                                                    ----------------
                                                                                                                        5,104,256.04
                                                                                                                    ================


X.    PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                                                   65,773.14
        - Servicer Advances reimbursement                                                                                 254,114.00
        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                 146,851.82
                                                                                                                    ----------------
        Total amounts due to Servicer                                                                                     466,738.96
                                                                                                                    ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                 140,310,346.09

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                4,200,381.00
                                                                                                                    ----------------
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                    136,109,965.09
                                                                                                                    ================

        Components of Decline in Aggregate Discounted Contract Balance:

           - Principal portion of Contract Payments  and Servicer Advances                           2,633,470.64

           - Principal portion of Prepayment Amounts                                                 1,566,910.36

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00
                                                                                                  ---------------
                                     Total Decline in Aggregate Discounted Contract Balance          4,200,381.00
                                                                                                  ===============


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                  35,084,699.13

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                    0.00

        Decline in Aggregate Discounted Contract Balance                                                                1,066,561.17
                                                                                                                    ----------------

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                     34,018,137.96
                                                                                                                    ================

        Components of Decline in Aggregate Discounted Contract Balance:

           - Principal portion of Contract Payments  and Servicer Advances                           1,010,729.51

           - Principal portion of Prepayment Amounts                                                    55,831.66

           - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

           - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                      0.00

           - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                           0.00

           - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                    0.00

                                                                                                  ---------------
                                     Total Decline in Aggregate Discounted Contract Balance          1,066,561.17
                                                                                                  ===============

                                                                                                                    ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     170,128,103.05
                                                                                                                    ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                                      Predecessor
                                                                                Discounted         Predecessor      Discounted
        Lease #          Lessee Name                                            Present Value      Lease #          Present Value
        --------------------------------------------------------                ---------------    -------------    ---------------
                         NONE











                                                                                ---------------                     ---------------
                                                                    Totals:               $0.00                               $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                              $0.00
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $211,061,551.13
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b) Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                   YES    NO X
                                                                      ---   ---

        POOL B                                                                                                      Predecessor
                                                                                Discounted         Predecessor      Discounted
        Lease #          Lessee Name                                            Present Value      Lease #          Present Value
        --------------------------------------------------------                ---------------    -------------    ---------------
                         NONE









                                                                                ---------------                     ---------------
                                                                    Totals:               $0.00                               $0.00


        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                              $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                            $59,182,173.57
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
           RATING AGENCY APPROVES)                                                                                             0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES     NO X
                                                                     ---    ---

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                                     Predecessor
                                                                                Discounted        Predecessor       Discounted
        Lease #          Lessee Name                                            Present Value     Lease #           Present Value
        --------------------------------------------------------                ---------------   -------------     ---------------
        2841-001         Medical Imaging Co. Inc.                                  1,121,500.51        2207-001         $551,274.29
        2004383-1        Robert Wood Johnson University                              512,828.61        2207-002       $1,160,782.50
        2005209-2        Memorial Regional Medical Center                            252,655.70        2207-003         $181,136.33
                         Cash                                                          6,208.31
        2875-007         MRI of River North, Inc. et al.                           1,629,015.55        2337-001       $1,215,773.70






                                                                                ---------------                     ---------------
                                                                    Totals:       $3,522,208.68                       $3,108,966.82

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
           CONTRACTS                                                                                                  $3,108,966.82
        b) ADCB OF POOL A AT CLOSING DATE                                                                           $211,061,551.13
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       1.47%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                      $1,215,773.70
b)  Total discounted Contract Balance of Substitute Receivables                                                       $1,629,015.55
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                  YES X  NO
                                                                     ---   ---

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                               Predecessor
                                                                                Discounted         Predecessor      Discounted
        Lease #          Lessee Name                                            Present Value      Lease #          Present Value
        --------------------------------------------------------                ---------------    -------------    ---------------
                         None









                                                                                ---------------                     ---------------
                                                                    Totals:               $0.00                               $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
           SUBSTITUTED                                                                                                        $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                                            $59,182,173.57
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                       0.00%

      * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD

                                                                   YES    NO X
                                                                      ---   ---

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2001

XV.   POOL PERFORMANCE MEASUREMENTS


1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                   TOTAL OUTSTANDING CONTRACTS
        This Month                       2,310,479.59    This Month                    170,128,103.05
        1 Month Prior                    1,804,349.59    1 Month Prior                 175,395,045.22
        2 Months Prior                   1,594,762.91    2 Months Prior                180,660,742.26

        Total                            5,709,592.09    Total                         526,183,890.53

        a) 3 MONTH AVERAGE               1,903,197.36    b) 3 MONTH AVERAGE            175,394,630.18

        c) a/b                                  1.09%

2.      Does a Delinquency Condition Exist (1c > 6%)?                                    Yes                     No        X
                                                                                            -----------------      -----------------

3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                            Yes                     No        X
                                                                                            -----------------      -----------------
        B. An Indenture Event of Default has occurred and is then continuing?            Yes                     No        X
                                                                                            -----------------      -----------------

4.      Has a Servicer Event of Default occurred?                                        Yes                     No        X
                                                                                            -----------------      -----------------


5.      Amortization Event Check

        A. Is 1c > 8% ?                                                                  Yes                     No        X
                                                                                            -----------------      -----------------
        B. Bankruptcy, insolvency, reorganization; default/violation of any
           covenant or obligation not remedied within 90 days?                           Yes                     No        X
                                                                                            -----------------      -----------------
        C. As of any Determination date, the sum of all defaulted contracts
           since the Closing date exceeds 6% of the ADCB on the Closing Date?            Yes                     No        X
                                                                                            -----------------      -----------------




6.      Aggregate Discounted Contract Balance at Closing Date                        Balance  $270,243,724.70
                                                                                            -----------------


        DELINQUENT LEASE SUMMARY

                 Days Past Due       Current Pool Balance       # Leases
                 -------------       --------------------       --------
                       31 - 60               3,086,599.38             39
                       61 - 90               1,340,843.24             15
                      91 - 180               2,310,479.59             14



        Approved By:
        Matthew E. Goldenberg
        Assistant Treasurer